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                            FORM OF LOCK-UP AGREEMENT


                                                                 _________, 2003


PAULSON INVESTMENT COMPANY, INC.
As Representative of the several
Underwriters named in Schedule I to
the Underwriting Agreement referred to below
811 SW Front Avenue
Portland, Oregon 97204

                Re: Q Comm International, Inc. - Public Offering
                    --------------------------------------------

Ladies and Gentlemen:

                  The undersigned understands that you, as Representative of the several Underwriters, propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with Q Comm International, Inc., a Utah corporation (the "Company"), providing for the public offering (the "Public Offering") by the several Underwriters named in Schedule I to the Underwriting Agreement (the "Underwriters"), of Units ("Units"), each Unit consisting of two shares of Common Stock, par value $0.001, of the Company ("Common Stock") and one Common Stock purchase warrant, all as more fully described in the Prospectus (defined below.)

                  In consideration of the Underwriters' agreement to purchase and make the Public Offering of the Units, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of Paulson Investment Company, Inc. on behalf of the Underwriters, the undersigned will not, during the period ending six months after the date of the prospectus relating to the Public Offering (the "Prospectus"), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, or any securities of the Company that are substantially similar to the Common Stock, or any securities convertible into or exercisable or exchangeable for Common Stock (including, but not limited to, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or any securities of the Company which are substantially similar to the Common Stock, including, but not limited to, any security convertible into or exercisable or exchangeable for Common Stock, whether any such transaction described in clause
(1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.
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                  Notwithstanding anything else contained in this agreement, (a)
the foregoing paragraph shall not apply to [50% of the] shares of Common Stock (as such number of shares may be adjusted for stock splits, stock combinations and stock dividends) owned by the undersigned on the date hereof beginning on the 91st day following the date of the Prospectus and (b) in the event that you as Representative of the Underwriters, with respect to any officer, director or 5% stockholder of the Company, agree to any less restrictive lock-up terms or period, or you agree to waive or modify any lock-up agreement previously executed by such person, or you release any such person from the lock-up agreement signed by such person, you will also amend or modify this agreement or release the undersigned to the same extent.

                  The undersigned represents and warrants that it is not a party to any agreement or understanding that would cause a breach of this Lock-Up Agreement if it were entered into during the period in which the restrictions set forth herein are effective.

                  In furtherance of the foregoing, the Company and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

                  The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

                  The undersigned understands that, if the Underwriting Agreement does not become effective, on or prior to August 15, 2003, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder or the registration statement relating to the Public Offering is withdrawn, the undersigned shall be released from all obligations under this Lock-Up Agreement.

                  The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Lock-Up Agreement.


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                  THIS LOCK-UP AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.


                                      Very truly yours,


                                      ---------------------------------------



                                      By:                                    (1)
                                          -----------------------------------
                                          Name:
                                          Title:


Accepted as of the date first set forth above:

PAULSON INVESTMENT COMPANY, INC.

     Acting severally on behalf of themselves and the several Underwriters to be named in Schedule I to the Underwriting Agreement


By:
     ----------------------------------------------
     Name:
     Title:




















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(1)  To be completed by an entity other than an individual.